PAVmed

INNOVATING AT THE SPEED OF LIFE™





NASDAQ: PAVM

LISHAN AKLOG MD, ***CHAIRMAN & CEO***
DENNIS MCGRATH, ***Executive VP &CFO***

Disclaimers

- This presentation contains certain **forward-looking statements** that involve risks and uncertainties.
  - Actual results and events may differ significantly from results and events discussed in forward-looking statements.
  - Factors that might cause or contribute to such differences include, but are not limited to, those discussed in "Risk Factors" in our **Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission**.
  - We undertake no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made.
- This presentation **shall not constitute an offer to sell or the solicitation of an offer to buy any securities**, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
- PAVmed has **not yet received clearance** from the FDA or any other regulatory agency for any of the products described in this presentation.

www.pavmed.com
info@pavmed.com

PAVmed

INNOVATING AT THE SPEED OF LIFE™

HIGHLY DIFFERENTIATED, MULTI-PRODUCT MEDICAL DEVICE COMPANY

- Nasdaq-listed: PAVM
- High-margin, high-impact single-use interventional or acute care products
- Broad spectrum of clinical conditions and specialty call points



INNOVATING AT THE SPEED OF LIFE™







PROVEN LEADERSHIP TEAM

Strong Track Record of Innovation and Value Creation

PROVEN BUSINESS MODEL

Speed to Market

Capital Efficiency

Multiple Pathways to Commercialization

EXPANDING PRODUCT PIPELINE

Two Near-term Milestones

Total Addressable Market over $3B

Key Recent Developments

Balance sheet strengthened

- $8.5 million in raised in 2017 from seasoned healthcare investors
- Adequate capital into Q2 2018 through key regulatory milestones

Steady progress towards lead product milestones

- PortIO FDA *de novo* re-submission this quarter
- CarpX FDA 510(k) submission imminent
- DisappEAR prototype this quarter

Strategic initiatives to enhance shareholder value

- Permanent Capital
  - S3 Shelf Registration, up to $75 million over 3 years
  - **"Baby Shelf" Limit = 1/3 of public float or ~$10M at current share price**
- M&A opportunities

Capital Structure

PAVmed, Inc (Nasdaq:PAVM, PAVMW)

	Outstanding	Insider Ownership	Exercise/ Conversion Price (Weighted Avg.)	Common Stock Equivalents (Treasury)
Common Stock	13,331,211	64%		13,331,211
Preferred Stock	560,822	0%	$ 4.80	649,034
Warrants	13,840,533	61%	$ 4.11	4,133,265
Options	1,974,924		$ 5.20	263,876
				18,377,386

As of October 4, 2017

Share Price	$5.65
Market Capitalization	$75 Million
Market Capitalization (Treasury)	$104 Million

PAVmed's Founders



LISHAN AKLOG MD
CHAIRMAN & CEO

HARVARD UNIVERSITY
Harvard Medical School
BRIGHAM AND WOMEN'S HOSPITAL
Mount Sinai
MOUNT SINAI SCHOOL OF MEDICINE
Dignity Health. St. Joseph's Hospital and Medical Center
PAVILION HOLDINGS GROUP
Pavilion medical innovations



MICHAEL GLENNON
VICE CHAIRMAN

University of New Hampshire
STORZ
stryker
ORIGIN MEDSYSTEMS
GUIDANT
Medtronic
accellent
PAVILION HOLDINGS GROUP
Pavilion medical innovations



BRIAN DEGUZMAN MD
CHIEF MEDICAL OFFICER

BOSTON COLLEGE
Georgetown UNIVERSITY
Hartford Hospital
UCONN SCHOOL OF MEDICINE
Harvard Medical School
BRIGHAM AND WOMEN'S HOSPITAL
Cleveland Clinic
Lahey CLINIC
Tufts UNIVERSITY
Dignity Health. St. Joseph's Hospital and Medical Center
PAVILION HOLDINGS GROUP
Pavilion medical innovations

PAVmed's History

PAVILION HOLDINGS GROUP



Pavilion medical innovations

2008-2013 → 2014 → 2015 → 2016 →

Vortex MEDICAL


AngioVac

- 4 Companies
- 3 Commercial Products
- $3M/23 Months to Clearance
- 1 Strategic Sale for $55M
- 2 Active Acquisition Targets

KALEIDOSCOPE



PAVmed
INNOVATING AT THE SPEED OF LIFE™

PAVMED FOUNDED



INITIAL PIPELINE OF FIVE INNOVATIONS



NASDAQ IPO COMPLETED


PAVmed
Nasdaq

FIRST FDA 510K SUBMISSION



SIXTH PRODUCT LICENSED FROM ACADEMIC CONSORTIUM

Tufts UNIVERSITY

Massachusetts Eye and Ear Infirmary

MGH



Business Model

MULTI-PRODUCT PIPELINE

RISK MITIGATION
- Non-binary success

ECONOMIES OF SCALE

CORPORATE FLEXIBILITY
- Dynamic resource allocation
- Real-time prioritization
- Streamlined channel to incorporate external innovation

COMMERCIAL OPPORTUNITY

ATTRACTIVE MARKET
- Unmet clinical need
- Regulatory pathway

HIGH-MARGIN PRODUCT
- Reimbursement
- Technologic Complexity
- Cost-of-goods

KEY BUSINESS PROCESSES

CAPITAL EFFICIENCY & SPEED TO MARKET
- Outsourced best-in-class process experts
- Light infrastructure, low fixed costs
- Shortest path to INITIAL Regulatory Clearance

MULTIPLE PATHWAYS TO COMMERCIALIZATION

Lead Products

PRODUCT	MARKET OPPORTUNITY	REGULATORY PATH
 **CARPX** *Percutaneous Device to treat Carpal Tunnel Syndrome*	>$1B	510(k)
 **PORTIO** *Implantable Intraosseous Vascular Access Device*	>$750M	*de novo*
 **DISAPPEAR** *Antibiotic-Eluting Resorbable Ear Tubes*	~$300M	510(k)

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

Multiple Pathways to Commercialization

Tailored to Maximize Value Creation

TARGETED INITIAL COMMERCIALIZATION

- Key Opinion Leaders
- Independent Distributors







CORPORATE ACQUIRER

- Asset sale to strategic
- Non-dilutive financing

CORPORATE PARTNER

- Sales & distribution agreement
- Option to acquire

FULL SELF COMMERCIALIZATION

- Hybrid sales channel
- Build organically or acquire


PAVmed

CarpX

Percutaneous Device to Treat Carpal Tunnel Syndrome

Carpal Tunnel Syndrome

<u>CLINICAL OVERVIEW</u>

Incidence

- Over **600,000 U.S. procedures annually**
- Up to 1.5 million with symptoms who "suffer in silence"

Mechanism

- Inflammation and scarring of **transverse carpal ligament**
- Entrapment of the **median nerve** ⇒ hand pain, numbness and weakness


Median nerve
Transverse carpal ligament





Carpal Tunnel Syndrome

MARKET OPPORTUNITY

- 600,000 current surgeries x $1,500 minimum ASP = ~**$1 Billion**
- Additional 1.5M "silent sufferers" who choose to defer surgery

UNMET CLINICAL NEED – CURRENT LIMITATIONS

TRADITIONAL CARPAL TUNNEL SURGERY IS INVASIVE



- Up to 2 inch incision
- Performed in an OR
- At least 3-4 month, up to 6-9 month recovery

ENDOSCOPIC SURGERY IS LESS EFFECTIVE



- Remains a surgical
- Higher recurrence and reoperation rate
- Increased nerve injury
- Higher costs

CarpX – The PAVmed Solution

PERCUTANEOUS DEVICE TO TREAT CARPAL TUNNEL SYNDROME

Components

- **Balloon catheter**
- Integrated **bipolar RF** cutting electrodes
- Control handle



Key Features

- **Single-use** device
- Connects to standard electrosurgical generator
- Balloon provides **anatomic separation**
- Pushes nerve and tendons away from ligament protecting them
- Pushes electrode into ligament and creates **tension** on it, facilitating cutting


Electrodes
Catheter Shaft
Balloon

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

CarpX in Action


Wire
Wire
Electrodes
PAVmed
Device inserted and positioned


Balloon with narrowed
"waist" at point of
maximal constriction
PAVmed
Balloon inflated


Electrodes
Wire
PAVmed
Balloon inflated (sideview)


Constriction relieved,
no waist
PAVmed
Transverse carpal ligament cut

CarpX – The PAVmed Solution

LESS INVASIVE

- Truly percutaneous
- No surgical incision or dissection
- Less pain, scarring and recovery time

MORE COST EFFECTIVE

- Shift from OR to interventional lab
- Shorten procedural times
- Shorten recovery time and return to work

FEWER COMPLICATIONS

- Better nerve protection
- Minimal risk of infection

EXPANDED MARKET

- Lower threshold for intervention for patients "suffering in silence",

CarpX – Current Status

FDA Submission Imminent

- Testing completed
- 510(k) application being drafted
- Smith & Nephew carpal release system as predicate

Commercialization Strategy established

- Initial launch using independent distributors
- Hand Surgery/Interventional Radiology Key Opinion Leaders
- Hybrid Sales Channel
  - Regional managers overseeing independent distributors
  - Build organically or acquire

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.



PortIO

Implantable Intraosseous Vascular Access Devices

Vascular Access Devices

Used to deliver medications, fluids, nutrition and other substances

ER	INPATIENT	HOME	
<24 Hours	<7-10 days	<6 weeks	<1 year

Intraosseous Device



Central Venous Catheter (CVC)



Tunneled Central Venous Catheter



Peripherally Inserted Central Catheter (PICC)



Implantable Port (Port-a-Cath)



Vascular Access Devices

UNMET CLINICAL NEED – CURRENT DEVICE LIMITATIONS

Limitations driven by **intravascular component**

OCCLUSION



- Up to 35%
- Clot-busting medications or a repeat procedure

INFECTION



- Up to 10%
- 50% life-threatening bloodstream infections

POOR VEINS



- >10% of patients
- Pacemaker/Defibrillator Leads and catheters
- Dialysis patients

RESOURCE UTILIZATION



- Surgical insertion & removal
- Maintenance with regular flushes

Intraosseous Vascular Access

- Infusion directly into the **Bone Marrow Cavity**
- Decades of experience
  - Trauma, esp. military
  - Pediatric emergencies
  - **Bioequivalent** to intravenous route


Central venous channel
Medullary sinusoids
Nutrient vein
Emissary vein



Teleflex EZIO® Device





*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

PortIO – Implantable Intraosseous Port

Components

- Titanium body
- Internal conical needle guide
- Hollow titanium bone screw
- Silicone septum

Implanted into bone

- Tip positioned in bone marrow
- No Intravascular Component

Functionally identical to traditional port

- Resides under the skin
- Patient can bathe/swim
- Standard Huber access needle



Implantable Port
Huber Access Needle
Hollow Titanium Bone Screw
Titanium Hub
Silicone Septum
Insertion Kit

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

PortIO – Implantable Intraosseous Port

Market opportunity and regulatory strategy function of implant duration

ER	INPATIENT	HOME
Duration	**Duration**	**Duration**
<24 Hours	<7-10 days	<6 weeks <1 year
Market Size	**Market Size**	**Market Size**
~$150M	~$200M (Poor vein pts)	~$500M
Advantages	**Advantages**	**Advantages**
• Near limitless access sites • Less prone to dislodgement	• Near limitless access sites • Simple bedside insertion • More cost effective	• Near limitless access sites • Less invasive • More cost effective • Less prone to occlusion • Fewer, less serious infections

Separate unique opportunity in large dialysis patient population

PortIO – Current Status

FDA de novo application in process

- 7-day inpatient indication
- Majority of testing completed, 7-day animal study to be initiated
- Pre-submission meeting package submission imminent

Commercialization Strategy established

- Initial launch using independent distributors
- Interventional Radiology/Vascular Surgery Key Opinion Leaders
- Initiate longer duration indication regulatory process
- Target natural strategic acquirers for early acquisition

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

Growth Strategy

Raise permanent capital

Advance products to commercialization

- PortIO – Q4-2017 FDA *de novo* submission
- CarpX – FDA 510(k) submission imminent
- DisappEAR – Q3 2018 FDA submission
- Accelerate R&D products into commercialization channel

Explore M&A acquisition targets

- Small revenue-stage company
- Synergistic sale channel for CarpX

PAVmed

INNOVATING AT THE SPEED OF LIFE™






PAVmed

PROVEN LEADERSHIP TEAM	PROVEN BUSINESS MODEL	EXPANDING PRODUCT PIPELINE
Strong Track Record of Innovation and Value Creation	Speed to Market Capital Efficiency Multiple Pathways to Commercialization	Two Near-term Milestones Total Addressable Market over $3B